Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          Nader Tavakoli
                                           24 West 40th St., 10th Floor
                                           New York, NY 10018


Date of First Event Requiring Statement:   04/30/09
Issuer and Ticker Symbol:                  Endwave Corporation (ENWV)
Relationship to Issuer:                    10% Owner
Designated Filer:                          EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                         Common Stock
Date of First Transaction                  04/30/09
Transaction Code                           S
Amount of Securities and Price             16,163 at $2.9042 (1)


Securities Acquired (A) or
     Disposed of (D)           D
Amount of Securities Beneficially Owned
     Following Reported Transactions       1,217,682
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   (2)




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                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          EagleRock Institutional Partners, LP
                                           24 West 40th St., 10th Floor
                                           New York, NY 10018


Date of Event Requiring Statement:         04/30/09
Issuer and Ticker Symbol:                  Endwave Corporation (ENWV)
Relationship to Issuer:                    10% Owner
Designated Filer:                          EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                         Common Stock
Date of First Transaction                  04/30/09
Transaction Code                           S
Amount of Securities and Price             12,931 at $2.9042 (1)




Securities Acquired (A) or
     Disposed of (D)           D
Amount of Securities Beneficially Owned
     Following Reported Transactions       1,003,346
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:   n/a